Exhibit 99.1

Trxade health, Inc files its 3Q 10Q

TAMPA, FL, January 17, 2024 (GLOBE NEWSWIRE) — TRxADE HEALTH, INC. (NASDAQ: MEDS) (“TRxADE”), a parent company of pharmaceutical business-to-business exchange platform, announced today that it filed its Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”).

On November 21, 2023, the Company received a standard notice of noncompliance from the Nasdaq Listing Qualifications Department (“Nasdaq”) indicating that, as a result of not having timely filed its Form 10-Q, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports with the Securities and Exchange Commission.

The Company believes it has now regained compliance with Nasdaq Listing Rule 5250(c)(1) with the filing of its Form 10-Q.

About TRxADE HEALTH, INC.

TRxADE Health, Inc. is a parent company with various subsidiaries which include the pharmaceutical marketplace https://rx.trxade.com, plant-based food www.superlatus.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. TRxADE intends that such forward-looking statements be subject to the safe harbors created thereby. Forward-looking statements relate to future events or TRxADE’s future performance or future financial condition. These forward-looking statements are not historical facts but rather are based on current expectations, estimates, and projections about TRxADE, its industry, beliefs, and assumptions. Such forward-looking statements include, but are not limited to, statements regarding TRxADE’s or TRxADE’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future, including TRxADE ‘splans for and the potential benefits of the supplier agreement and the products, markets, and expected future performance and market opportunities of TRxADE. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond TRxADE’s control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; TRxADE’s ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; TRxADE’s ability to continue as a going concern; security interests under certain of TRxADE’s credit arrangements; TRxADE’s ability to maintain the listing of its common stock on The Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; the outcome of any current legal proceedings or future legal proceedings that may be instituted against TRxADE; unanticipated difficulties or expenditures relating to TRxADE’s business plan; and those risks detailed in TRxADE’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. TRxADE undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after that date, except as otherwise provided by law.

Investor Contact:

Skyline Corporate Communications Group, LLC

Scott Powell, President

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Office: (646) 893-5835

Email: info@skylineccg.com